SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2004
                        -------------------
                        NORTHEAST UTILITIES
                       --------------------
      (Exact name of registrant as specified in its charter)

          MASSACHUSETTS             1-5324              04-2147929
      -----------------            --------        ---------------
    (State or other jurisdiction    Commission       (I.R.S. Employer
     of organization                File Number      Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
           MASSACHUSETTS                        01105
 -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                          (860) 665-5500
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]      Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-
          2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e- 4(c))


Section 8   -  Other Events

Item 8.01      Other Events

     On December 28, 2004, The Connecticut Light and Power Company ("CL&P") and The United Illuminating Company ("UI") announced revised cost estimates and schedule for their Middletown/Norwalk Transmission Project. A copy of the joint CL&P/UI news release is attached as Exhibit 99 and is incorporated herein. For further information about this matter, reference is made to "Financial Condition and Business Analysis - Utility Group Business Development and Capital Expenditures" in Management's Discussion and Analysis of the Northeast Utilities' and Subsidiaries' Quarterly Report on Form 10-Q for the period ending September 30, 2004.

Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

              (a)  Not Applicable

              (b)  Not Applicable

              (c)  Exhibits

              Exhibits           Description

              Exhibit 99   Joint CL&P/UI News Release dated December 28, 2004.

                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORTHEAST UTILITIES
                              (Registrant)


                              By:  /s/ Randy A. Shoop
                                   Name:  Randy A. Shoop
                                   Title:  Assistant Treasurer-Finance



Date:   December 28, 2004